Exhibit 10-b

                            REAFFIRMATION OF GUARANTY
                            -------------------------

      The undersigned guarantor of the Obligations of the Borrower to the Lender pursuant to a Corporate Guaranty Agreement dated January 6, 1995 ("Guaranty") does hereby acknowledge and consent to the transaction contemplated by the Amendment and reaffirms the covenants, representations and warranties in the Guaranty are absolute, unconditional and in full force and effect.

      Further, the undersigned agrees to maintain earnings (or losses) (but excluding therefrom extraordinary items and non-recurring gains) before interest, taxes, depreciation and amortization of not less than: (i) $810,000 for the period ending June 30, 2005 and (ii) $1,076,000 for the period ending September 30, 2005, tested on a rolling 4 quarter basis. At the option of the Lender, any default of this covenant may be deemed an Event of default under the Loan Agreement.

WITNESS:                               RONSON CORPORATION


By: /s/ Daryl K. Holcomb               By: /s/ Louis V. Aronson, II
    -----------------------------          ---------------------------------
    Daryl K. Holcomb                       Louis V. Aronson, II
    Vice President                         President and Chief Executive Officer